The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account H

                     American Legacy Shareholder's Advantage

                       Supplement to the Prospectus dated
                    May 1, 2005, As supplemented May 5, 2005,
                      August 18, 2005, September 16, 2005,
                 October 17, 2005, October 20, 2005, October 27, 2005
                              and January 20, 2006


This supplement outlines a means by which owners of the American Legacy Shareholder's Advantage variable annuity may qualify for a reduced sales charge that is applied to the gross purchase payments they make to their contracts.

The following paragraph is added as the final paragraph to the discussion under Charges and other deductions - Sales Charge on page 12 of your Shareholder's Advantage prospectus.

         You might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of purchase payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months, if it is less than the sales charge based on your initial purchase payment. The sales charges are set forth in your prospectus. If you do not make the amount of purchase payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of purchase payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionally from your contract value during the fourteenth month. If you make a subsequent purchase payment, we may also accept a Letter of Intent for another thirteen month period. We reserve to right to discontinue this option at any time.


               Please retain this supplement for future reference.